UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2009

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Our Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2009 (our “Fiscal 2010 First Quarter Form 10-Q”), filed with the Securities and Exchange Commission (“SEC”) on June 11, 2009, reflected the retrospective adoption of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlements).” In connection with the adoption of FSP APB 14-1, we also identified an error related to the accounting for deferred taxes for a purchased call option.  We are filing this Current Report on Form 8-K to revise the historical financial information included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 (our “Fiscal 2009 Form 10-K”).

Pronouncement Retrospectively Applied

In May 2008 the FASB issued FSP APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlements,)” which changes the accounting treatment for convertible securities that the issuer may settle fully or partially in cash.  We reflected our adoption of the provisions of FSP APB 14-1 for our 1.125% Senior Convertible Notes due May 2014 (the “1.125% Notes”) as of February 1, 2009 in our Fiscal 2010 First Quarter Form 10-Q and applied the provisions retrospectively to all past periods presented.

Prior to the adoption of FSP APB 14-1, we recorded the liability for our 1.125% Notes at their principal value and recognized the contractual interest on the notes as interest expense.  Under FSP APB 14-1, cash-settled convertible securities are separated into their debt and equity components.  The value assigned to the debt component is the estimated fair value, as of the issuance date, of a similar debt instrument without the conversion feature.  As a result, the debt is recorded at a discount to adjust its below-market coupon interest rate to the market coupon interest rate for the similar debt instrument without the conversion feature.  The difference between the proceeds for the convertible debt and the amount reflected as the debt component represents the fair value of the conversion feature and has been recognized as additional paid-in capital.  We will accrete the debt to its principal value over its expected life using the effective interest method, with an offsetting increase in interest expense on our statements of operations to reflect the market rate for the debt component at the date of issuance. Adoption of the FSP affects the calculation of net income and earnings per share, but does not affect our cash flows.  Upon maturity of the 1.125% Notes we will be obligated to repay to holders of the notes the $275,000,000 principal value of the notes less the principal value of any notes that we repurchase prior to maturity.

In connection with the adoption of FSP APB 14-1 we identified an error related to the accounting for deferred taxes for a purchased call option, as discussed further below, which was entered into contemporaneously with the issuance of our 1.125% Notes in Fiscal 2008.  Concurrent with the issuance of the Notes we also entered into a series of hedge transactions, which included the purchase of a call option with a cost of approximately $90,500,000.  The cost of the call option was accounted for as an equity transaction in our financial statements.  For income tax purposes the cost of the call option is treated as original issue discount (“OID”) and amortized over the life of the Notes.  We were recording the resulting tax benefit in our financial statements as an increase to additional paid-in capital, as the tax benefit was reported in our annual income tax returns.  However, the treatment of the call option as OID for income tax purposes created a book-tax basis difference on the issuance date of the debt for which a deferred tax asset of approximately $33,000,000 should have been recognized, with a corresponding increase to additional paid-in capital.

During Fiscal 2009, based on our evaluation of the realization of deferred tax assets and negative evidence provided by recent losses, we recognized a non-cash income tax provision to establish a full valuation allowance against our net deferred tax assets.  Accordingly, the understatement of deferred tax assets resulted in an understatement of the valuation allowance for deferred tax assets and the income tax provision in Fiscal 2009 of approximately $30,000,000.

In evaluating these errors we considered the requirements in FASB Statement of Financial Accounting Standards (“SFAS”) No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3,” SEC Staff Accounting Bulletin No. 99, “Materiality,” and Accounting Principles Board (“APB”) Opinion No. 28, “Interim Financial Reporting.”  We considered both the quantitative and qualitative factors in evaluating the materiality of the errors and concluded that the errors are not material to the Fiscal 2008 and Fiscal 2009 financial statements.  Accordingly, we have not restated our previously issued financial statements to correct these errors.  However, as discussed below, the correction of these errors has been considered when adjusting the historical financial statements for the retrospective application of FSP APB 14-1.

In accordance with FSP APB 14-1, which requires retrospective application in all periods presented, the 1.125% Notes are separated into their debt and equity components.  The carrying amount of the liability component is determined by measuring the fair value of a similar liability that does not have an associated equity component.  The carrying amount of the equity component represented by the embedded conversion option is then determined by deducting the fair value of the liability component from the initial proceeds ascribed to the convertible debt instrument as a whole.   Upon measuring the liability in accordance with FSP APB 14-1, we determined that the tax basis and book basis of the debt are substantially the same; therefore the effects of the aforementioned financial statement errors in Fiscal 2008 and 2009 related to deferred income taxes and income tax expense were substantially offset by the effects of adopting FSP APB 14-1.

The tables on the following pages reflect the effect of our correction of the error related to the accounting for deferred taxes for the purchased call option and the retrospective adoption of FSP APB 14-1 on our consolidated balance sheets and statements of operations for the periods indicated.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
JANUARY 31, 2009

	As	Correction of	Adoption of		As
(In thousands, except share amounts)	Reported	an Error(1)	FSP APB 14-1		Adjusted

ASSETS
Current assets
Cash and cash equivalents	$93,759				$93,759
Available-for-sale securities	6,398				6,398
Accounts receivable, net of allowance of $6,018	33,300				33,300
Investment in asset-backed securities	94,453				94,453
Merchandise inventories	268,142				268,142
Deferred taxes	4,066		$(627	)(2)	3,439
Prepayments and other	155,430				155,430
Total current assets	655,548		(627)		654,921

Property, equipment, and leasehold improvements – at cost	1,076,972				1,076,972
Less accumulated depreciation and amortization	693,796				693,796
Net property, equipment and leasehold improvements	383,176				383,176

Trademarks and other intangible assets	187,365				187,365
Goodwill	23,436				23,436
Other assets	30,167		(1,924	)(3)	28,243
Total assets	$1,279,692		$(2,551)		$1,277,141

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$99,520				$99,520
Accrued expenses	166,631				166,631
Current portion–long-term debt	6,746				6,746
Total current liabilities	272,897				272,897

Deferred taxes	46,824		$(627	)(2)	46,197
Other non-current liabilities	188,470				188,470
Long term debt	305,635		(72,913	)(4)	232,722

Stockholders’ equity
Common stock (issued – 153,482,368 shares)	15,348				15,348
Additional paid-in capital	411,623	$30,208	56,720	(5)	498,551
Treasury stock at cost (38,482,213 shares)	(347,730)				(347,730)
Accumulated other comprehensive income	5				5
Retained earnings	386,620	(30,208)	14,269	(6)	370,681
Total stockholders’ equity	465,866	0	70,989		536,855
Total liabilities and stockholders’ equity	$1,279,692	$0	$(2,551)		$1,277,141
____________________
(1) Correction of accounting for deferred taxes related to purchased call option.
(2) Reallocation of deferred taxes.
(3) Cumulative adjustment to debt issuance costs related to 1.125% Notes.
(4) Unamortized discount as of January 31, 2009.
(5) Equity component of 1.125% Notes, net of income taxes, and debt issuance costs.
(6) Cumulative impact of amortization of debt discount and amortization of equity component of debt issuance costs, net of tax benefit.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 2009

	As	Correction of	Adoption of		As
(In thousands, except per share amounts)	Reported	an Error(1)	FSP APB 14-1		Adjusted

Net sales	$2,474,898				$2,474,898

Cost of goods sold, buying, catalog, and occupancy expenses	1,846,954				1,846,954
Selling, general, and administrative expenses	692,110				692,110
Impairment of store assets, goodwill, and trademarks	81,498				81,498
Restructuring and other charges	33,145				33,145
Total operating expenses	2,653,707				2,653,707

Loss from operations	(178,809)				(178,809)

Other income	4,430				4,430
Interest expense	(8,795)		$(10,665	)(2)	(19,460)

Loss from continuing operations before income taxes	(183,174)		(10,665)		(193,839)
Income tax benefit	(13,885)	$30,208	(29,811	)(3)	(13,488)

Loss from continuing operations	(169,289)	(30,208)	19,146		(180,351)

Loss from discontinued operations, net of income tax benefit	(74,922)	0	0		(74,922)

Net loss	$(244,211)	$(30,208)	$19,146		$(255,273)

Basic net loss per share:
Loss from continuing operations	$(1.48)				$(1.57)
Loss from discontinued operations, net of income tax benefit	(0.65)				(0.65)
Net loss(4)	$(2.13)				$(2.23)
Basic weighted-average shares	114,690				114,690

Diluted net loss per share:
Loss from continuing operations	$(1.48)				$(1.57)
Loss from discontinued operations, net of income tax benefit	(0.65)				(0.65)
Net loss(4)	$(2.13)				$(2.23)
Diluted weighted-average shares	114,690				114,690
____________________
(1) Correction of accounting for deferred taxes related to purchased call option.
(2) Amortization of debt discount related to the 1.125% Notes less amortization of debt issue costs related to the equity component.
(3) Tax effect of adoption of FSP APB 14-1.
(4) Results may not add due to rounding.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
FEBRUARY 2, 2008

	As	Correction of	Adoption of		As
(In thousands, except share amounts)	Reported	an Error(1)	FSP APB 14-1		Adjusted

ASSETS
Current assets
Cash and cash equivalents	$60,978				$60,978
Available-for-sale securities	13,364				13,364
Accounts receivable, net of allowance of $6,262	33,535				33,535
Investment in asset-backed securities	115,912				115,912
Merchandise inventories	330,224				330,224
Deferred taxes	9,686				9,686
Prepayments and other	155,997				155,997
Current assets of discontinued operations	121,695				121,695
Total current assets	841,391				841,391

Property, equipment, and leasehold improvements – at cost	1,117,559				1,117,559
Less accumulated depreciation and amortization	658,410				658,410
Net property, equipment and leasehold improvements	459,149				459,149

Trademarks and other intangible assets	189,562				189,562
Goodwill	66,666				66,666
Other assets	56,536		$(2,291	)(2)	54,245
Total assets	$1,613,304		$(2,291)		$1,611,013

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$130,061				$130,061
Accrued expenses	161,476				161,476
Current liabilities of discontinued operations	45,931				45,931
Current portion–long-term debt	8,827				8,827
Total current liabilities	346,295				346,295

Deferred taxes	37,942	$(30,208)	$29,811	(3)	37,545
Other non-current liabilities	192,454				192,454
Long term debt	306,169		(83,945	)(4)	222,224

Stockholders’ equity
Common stock (issued – 151,569,850 shares)	15,157				15,157
Additional paid-in capital	407,499	30,208	56,720	(5)	494,427
Treasury stock at cost (36,477,246 shares)	(336,761)				(336,761)
Accumulated other comprehensive income	22				22
Retained earnings	644,527	0	(4,877	)(6)	639,650
Total stockholders’ equity	730,444	30,208	51,843		812,495
Total liabilities and stockholders’ equity	$1,613,304	$0	$(2,291)		$1,611,013
____________________
(1) Correction of accounting for deferred taxes related to purchased call option.
(2) Net adjustment to debt issuance costs related to 1.125% Notes.
(3) Net deferred taxes on unamortized debt discount and equity component of debt issuance costs.
(4) Unamortized discount as of February 2, 2008.
(5) Equity component of 1.125% Notes, net of income taxes, and debt issuance costs.
(6) Impact of amortization of debt discount and amortization of equity component of debt issuance costs, net of tax benefit.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 2, 2008

	As	Adoption of		As
(In thousands, except per share amounts)	Reported	FSP APB 14-1		Adjusted

Net sales	$2,722,462			$2,722,462

Cost of goods sold, buying, catalog, and occupancy expenses	1,954,495			1,954,495
Selling, general, and administrative expenses	719,107			719,107
Impairment of store assets, goodwill, and trademarks	27,197			27,197
Restructuring and other charges	5,332			5,332
Total operating expenses	2,706,131			2,706,131

Income from operations	16,331			16,331

Other income	8,793			8,793
Interest expense	(10,552)	$(7,497	)(1)	(18,049)

Income from continuing operations before income taxes	14,572	(7,497)		7,075
Income tax provision	13,858	(2,620	)(2)	11,238

Income/(loss) from continuing operations	714	(4,877)		(4,163)

Loss from discontinued operations, net of income tax benefit	(85,039)			(85,039)
Extraordinary item, net of income taxes	912	0		912

Net loss	$(83,413)	$(4,877)		$ (88,290)

Basic net income/(loss) per share:
Income/(loss) from continuing operations	$0.01			$(0.03)
Loss from discontinued operations, net of income tax benefit	(0.70)			(0.70)
Extraordinary item, net of income taxes	0.01			0.01
Net loss(3)	$(0.69)			$(0.73)
Basic weighted-average shares	121,160			121,160

Diluted net income/(loss) per share:
Income/(loss) from continuing operations	$0.01			$(0.03)
Loss from discontinued operations, net of income tax benefit	(0.69)			(0.70)
Extraordinary item, net of income taxes	0.01			0.01
Net loss(3)	$(0.68)			$(0.73)
Diluted weighted-average shares	122,426			121,160
____________________
(1) Amortization of debt discount related to the 1.125% Notes less amortization of debt issue costs related to the equity component.
(2) Tax effect of adoption of FSP APB 14-1.
(3) Results may not add due to rounding.

Revisions to our Annual Report on Form 10-K for the fiscal year ended January 31, 2009

This Current Report on Form 8-K retrospectively revises the following items of our Fiscal 2009 Form 10-K by replacing those items with the corresponding revised items contained in Exhibit 99.1 of this Report, which is incorporated herein by reference:

Part II Item 6. Selected Financial Data.

Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Part II Item 8. Financial Statements and Supplementary Data.

Part IV Item 15. Exhibits and Financial Statement Schedules; (a)(1) Index to Financial Statements and (a)(2) Financial Statement Schedules

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

23	Consent of Ernst & Young LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data (including the reports of the independent registered public accounting firm), Index to Financial Statements, and Financial Statement Schedules, which replace and supersede Part II, Items 6, 7, and 8, and Part IV, Items 15(a)(1) and 15(a)(2) of the Form 10-K for the Fiscal Year Ended January 31, 2009 filed by Charming Shoppes, Inc. on April 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 19, 2009	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data (including the reports of the independent registered public accounting firm), Index to Financial Statements, and Financial Statement Schedules, which replace and supersede Part II, Items 6, 7, and 8, and Part IV, Items 15(a)(1) and 15(a)(2) of the Form 10-K for the Fiscal Year Ended January 31, 2009 filed by Charming Shoppes, Inc. on April 1, 2009.